SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 June 30, 1997

                                     BENHAM
                                     GROUP

                            European Government Bond

[front cover]

                               TABLE OF CONTENTS

Report Highlights......................................... 1
Our Message to You........................................ 2
Period Overview........................................... 3
Performance & Portfolio Information....................... 5
Management Q & A.......................................... 6
Schedule of Investments................................... 9
Statement of Assets and Liabilities.......................11
Statement of Operations...................................12
Statements of Changes in Net Assets.......................13
Notes to Financial Statements.............................14
Financial Highlights......................................17
Proxy Voting Results......................................18
Retirement Account Information............................19
Background Information
     Investment Philosophy & Policies.....................20
     Comparative Indices..................................20
     Lipper Rankings......................................20
     The Fund's Subadvisor................................20
     Portfolio Management Team............................20
Glossary..................................................21

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
       European
    Government Bond

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o European bonds posted strong returns, primarily because of weak economic growth and low inflation in most European countries.

o European bond yields continued to converge in anticipation of economic and monetary union (EMU).

o Many European countries cut short-term interest rates to stimulate economic growth; the exception was the U.K., which raised rates to slow its surging economy.

o The U.S. dollar strengthened significantly against most European currencies, reducing European bond returns for U.S. investors.

o Although EMU appears to be on schedule to begin in 1999, Germany and France are struggling to meet strict deficit requirements. In contrast, government budget deficits in Spain and Italy have fallen sharply in 1997, compared with a year earlier.

European Government Bond

oThe fund underperformed the average international income fund and its benchmark index.

oThe fund's concentration in European bonds and its lack of currency hedging caused it to underperform the average international income fund.

oTo take advantage of the convergence trend among European bond yields, the fund
overweighted   "high-yield"   countries,   such  as  Italy  and   Spain,   while
underweighting "core" countries, such as Germany and Belgium.

oThe fund also extended its average maturity and duration slightly to take advantage of declining interest rates.

o On October 1, the fund will have a new name--Benham International Bond Fund. The fund's investment focus will also change, allowing the fund to invest in both government and corporate bonds around the globe.

o Until this change, the fund will likely remain overweighted in Italy and the U.K. and underweighted in core Europe. We may also shorten the fund's average maturity in the coming months if we see signs of resurgent economic growth.


                                    European
                                Government Bond

                      Total Returns:           AS OF 6/30/97
                         6 Months                    -7.12%*
                         1 Year                        0.37%

                      Net Assets:             $214.0 million
                         (AS of 6/30/97)

                      Inception Date:                 1/7/92

                      Ticker Symbol:                   BEGBX

                      * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 21.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

The six months ended June 30, 1997, did not provide an ideal investment environment for Benham European Government Bond. In part, the fund is designed to be a hedge when the U.S. dollar is weak. Unfortunately, even though European bonds posted strong returns, the fund earned negative returns because of the strength of the U.S. dollar.

We want to thank each of you who participated in our recent proxy solicitation. The fund's shareholders approved changes to broaden the scope of the fund's investments to a more global approach, effective October 1. At that time, the fund's name will change to Benham International Bond Fund.

We have also made some important changes to our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

In July, as part of our evolution, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the investment manager of the American Century family of mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer to you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs. Investors in Benham European Government Bond may know J.P. Morgan best as the fund's subadvisor. The fund's subadvisory relationship with J.P. Morgan is expected to continue, with other American Century funds possibly entering into similar arrangements in the future.

Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
Chief Executive Officer                     Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

European Bond Markets

During the first half of 1997, European bonds posted favorable returns, largely because of weak economic conditions and low inflation. For example, German 10-year bonds returned 3.67% (in local currencies) during the six months ended June 30, 1997, while Italy's 10-year bonds returned 6.71%.

Despite having the strongest economy in Europe, the United Kingdom also produced strong bond returns--British 10-year bonds returned 6.46% during the six-month period.

An underlying theme in the European bond market was the continued convergence of yields in anticipation of European economic and monetary union (EMU). Spain, Italy and Sweden, with their weaker economies and less stable currencies, have traditionally offered higher bond yields than those of bonds issued by the "core" countries of Germany, Belgium, and the Netherlands.

However, with Italy and Spain still hoping to qualify for EMU when it begins in 1999, Italian and Spanish bond yields continued to converge with those of the core countries. As the accompanying graph of 10-year bond yields illustrates, Italian and Spanish bond markets performed well as yields moved closer to German yields during the six-month period. The yield difference, or spread, between German and Italian bonds is now as narrow as it has ever been.

Economic Growth

In general, European interest rates fell as many central banks lowered rates to stimulate economic growth. In Germany and France, economic growth hovered around 2%, while unemployment rates remained above 12%. As a result, short-term interest rates were low or declining in these two countries.

Italy's central bank took the most drastic action, cutting short-term interest rates from 7.5% to 6.25%--the lowest they've been since 1976. Italy had virtually stagnant economic growth as the government concentrated on tighter fiscal policy to meet EMU requirements. In fact, the tight deficit restrictions required for EMU membership have prevented many European governments from deficit-spending their way out of the current economic downturn.

The United Kingdom was an exception to the generally weak economic conditions. The British economy picked up steam over the past year, forcing the Bank of England (which was recently granted control over British monetary policy) to push short-term rates higher to head off potential inflation.

Inflation

Another favorable factor for European bonds was the inflation rate, which remained low across the continent. Nearly all of the major European countries had inflation of less than 2% during the period. Again, the exception was the U.K., where inflation reached 2.5%, up from 2% a year ago. But even at this level, inflation remains relatively benign.

[line graph - data below]

CONVERGING 10-YEAR NOTE YIELDS

                 Germany           Italy             Spain
12/31/96          5.78%            7.54%             6.84%
1/31/97           5.70%            7.39%             6.66%
2/28/97           5.54%            7.35%             7.01%
3/31/97           5.92%            7.83%             7.23%
4/30/97           5.85%            7.59%             6.82%
6/30/97           5.94%            7.34%             6.69%

Source: Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3


                                PERIOD OVERVIEW

Currency Fluctuations

Despite generally strong European bond performance, U.S. investors earned negative total returns on their European bond investments. The reason was the U.S. dollar's growing strength over the six months ended June 30. The dollar rose by 12% against both the German mark and the French franc, reaching a three-year high against the mark.

The effect of the stronger dollar on European investment returns was significant. The J.P. Morgan ECU-Weighted European Index, a broad index of European bonds, returned 3.67% in local currencies during the first half of 1997, but it produced a -6.78% return when translated into U.S. dollars.

European currencies weakened relative to the dollar because of less-attractive interest rates and weak economies. Throughout the six-month period, short-term interest rates in the U.S. were more than 200 basis points higher than short-term rates in Germany and France (see the accompanying chart); these higher rates attracted more foreign investors into U.S. markets, boosting the U.S. currency.

In contrast, short-term rates in the U.K. remained above U.S. rates as economic growth surged. As a result, the dollar declined by 1.5% against the British pound during the period.

EMU Update

EMU is scheduled to begin in just 18 months, and even the most stable European countries are struggling to meet the deficit and debt qualifications to join. This is a source of frustration for the European populace, who would rather see their governments concentrate on reducing unemployment than on qualifying for EMU.

Germany, the country most insistent on a fiscally responsible EMU, is experiencing difficulty in meeting the 3% deficit requirement. Having failed to convince its central bank to revalue the country's gold reserves to help reduce the budget deficit, the German government has resorted to selling public assets in an attempt to meet the EMU qualifications.

France is also having trouble meeting the deficit requirement, but the country has moved in the opposite direction. French voters, fed up with the country's high unemployment, elected a new government in June that promised job growth and a stronger economy.

But the 1993 treaty that established the EMU's budgetary and debt criteria is couched in vague language, so Germany and France will likely gain initial admittance in 1999 even if they fall short of the standards. Nonetheless, these two countries are considering the possibility of tax increases and spending cuts to help them meet the requirements on schedule.

Despite these struggles, the political momentum behind EMU will likely ensure that it begins as planned in 1999. This is good news for the "peripheral" countries of Italy, Spain and Portugal, which may have a better chance of qualifying for first-round EMU membership if criteria are relaxed for Germany and France. However, the inclusion of these peripheral countries--which have historically had higher inflation and less stable currencies than Germany--would likely ensure that the new single European currency (the euro) will be weaker than the German mark.

[line graph - data below]

SHORT-TERM INTEREST RATES

                U.S.             Germany          France             U.K.
1/3/97          5.25%             2.50%            3.15%             6.00%
1/10/97         5.25%             2.50%            3.15%             6.00%
1/17/97         5.25%             2.50%            3.15%             6.00%
1/24/97         5.25%             2.50%            3.15%             6.00%
1/31/97         5.25%             2.50%            3.10%             6.00%
2/7/97          5.25%             2.50%            3.10%             6.00%
2/14/97         5.25%             2.50%            3.10%             6.00%
2/21/97         5.25%             2.50%            3.10%             6.00%
2/28/97         5.25%             2.50%            3.10%             6.00%
3/7/97          5.25%             2.50%            3.10%             6.00%
3/14/97         5.25%             2.50%            3.10%             6.00%
3/21/97         5.25%             2.50%            3.10%             6.00%
3/28/97         5.50%             2.50%            3.10%             6.00%
4/4/97          5.50%             2.50%            3.10%             6.00%
4/11/97         5.50%             2.50%            3.10%             6.00%
4/18/97         5.50%             2.50%            3.10%             6.00%
4/25/97         5.50%             2.50%            3.10%             6.00%
5/2/97          5.50%             2.50%            3.10%             6.00%
5/9/97          5.50%             2.50%            3.10%             6.25%
5/16/97         5.50%             2.50%            3.10%             6.25%
5/23/97         5.50%             2.50%            3.10%             6.25%
5/30/97         5.50%             2.50%            3.10%             6.25%
6/6/97          5.50%             2.50%            3.10%             6.50%
6/13/97         5.50%             2.50%            3.10%             6.50%
6/20/97         5.50%             2.50%            3.10%             6.50%
6/27/97         5.50%             2.50%            3.10%             6.50%
Source: Bloomberg Financial Markets


4    Period Overview                                American Century Investments


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                                AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS    LIFE OF FUND(1)
TOTAL RETURNS AS OF JUNE 30, 1997
European Government Bond ..................  -7.12%         0.37%         7.65%         6.84%          7.60%
J.P. Morgan ECU-Weighted
   European Index .........................  -6.78%         0.18%         8.51%         7.22%        8.27%(2)
Average International
   Income Fund(3) .........................  -1.19%         6.39%         8.44%         7.56%        8.00%(2)
Fund's Ranking Among
International Income Funds(3) .............    --       40 out of 43  14 out of 24   7 out of 9    7 out of 9(2)

(1)  Inception date was January 7, 1992.
(2) Since 1/31/92, the date nearest the fund's inception for which data are available.
(3)  According to Lipper Analytical Services.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/97

$10,000 investment made 1/31/92

European Government Bond                       $15,163
J.P. Morgan ECU-Weighted European Index        $15,377
         .........
          J.P. Morgan ECU-Weighted               European Government
               European Index                           Bond
Jan-92            $10,000                             $10,000
Feb-92             $9,970                              $9,918
Mar-92             $9,884                              $9,801
Apr-92            $10,016                              $9,949
May-92            $10,383                             $10,345
Jun-92            $10,894                             $10,850
Jul-92            $11,142                             $11,077
Aug-92            $11,688                             $11,690
Sep-92            $11,677                             $11,538
Oct-92            $11,124                             $10,959
Nov-92            $10,863                             $10,584
Dec-92            $10,871                             $10,567
Jan-93            $11,012                             $10,748
Feb-93            $10,969                             $10,679
Mar-93            $11,349                             $11,079
Apr-93            $11,523                             $11,375
May-93            $11,599                             $11,429
Jun-93            $11,284                             $11,014
Jul-93            $11,056                             $10,809
Aug-93            $11,816                             $11,390
Sep-93            $12,174                             $11,713
Oct-93            $12,000                             $11,592
Nov-93            $11,892                             $11,478
Dec-93            $12,152                             $11,695
Jan-94            $12,287                             $11,743
Feb-94            $12,051                             $11,652
Mar-94            $12,052                             $11,816
Apr-94            $12,075                             $11,826
May-94            $11,871                             $11,717
Jun-94            $12,154                             $12,037
Jul-94            $12,257                             $12,180
Aug-94            $12,062                             $12,102
Sep-94            $12,233                             $12,268
Oct-94            $12,674                             $12,678
Nov-94            $12,314                             $12,384
Dec-94            $12,337                             $12,387
Jan-95            $12,659                             $12,799
Feb-95            $13,147                             $13,176
Mar-95            $14,044                             $14,141
Apr-95            $14,093                             $14,196
May-95            $14,286                             $14,386
Jun-95            $14,418                             $14,520
Jul-95            $14,723                             $14,919
Aug-95            $14,198                             $14,311
Sep-95            $14,613                             $14,814
Oct-95            $14,996                             $15,137
Nov-95            $14,984                             $15,163
Dec-95            $15,348                             $15,565
Jan-96            $15,104                             $15,261
Feb-96            $15,027                             $15,254
Mar-96            $15,060                             $15,280
Apr-96            $14,916                             $15,087
May-96            $15,047                             $15,194
Jun-96            $15,108                             $15,349
Jul-96            $15,626                             $15,897
Aug-96            $15,666                             $15,957
Sep-96            $15,727                             $15,930
Oct-96            $16,021                             $16,283
Nov-96            $16,221                             $16,462
Dec-96            $16,327                             $16,496
Jan-97            $15,483                             $15,701
Feb-97            $15,261                             $15,411
Mar-97            $15,220                             $15,411
Apr-97            $14,943                             $15,102
May-97            $15,192                             $15,375
Jun-97            $15,163                             $15,377

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The graph begins on 1/31/92, the date nearest the fund's 1/7/92 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                       6/30/97            12/31/96
Number of Securities                     30                  34
Weighted Average Maturity             6.9 years           6.5 years
Average Duration                      5.2 years           5.0 years
Expense Ratio                          0.82%*               0.83%

* Annualized.


Semiannual Report                       Performance & Portfolio Information    5


                                 MANAGEMENT Q&A

An interview with Dave Schroeder, a portfolio manager on the European Government Bond investment team.

How did the fund perform?

For the six months ended June 30, 1997, the fund posted a total return of -7.12%, compared with the -6.78% return of the J.P. Morgan ECU-Weighted European Index and the -1.19% average return of the 46 "International Income Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

Why did the fund underperform its peer group average?

There were a couple of reasons. First, we didn't hedge any of the fund's investments against the U.S. dollar, whereas many of the fund's peers at least partially hedged against the dollar. The dollar strengthened relative to most of the world's currencies during the first half of the year; as a result, investment gains earned in foreign currencies translated into fewer dollars.

Currency hedging is designed to reduce or eliminate currency losses. We are permitted to hedge a portion of the fund's portfolio against the dollar, but we don't do it very often--hedging can be costly, and the fund is intended to provide diversification into non-dollar-denominated securities. The fund's peers, on the other hand, tend to use hedging techniques more frequently, and this helped many of them offset some of the losses caused by the stronger dollar.

Second, many of the fund's peers also have a broader investment universe. While the fund is restricted to high-quality European government bonds, most international income funds can pursue opportunities in other parts of the world, as well as in corporate bonds.

[bar graph - data below]

EUROPEAN GOVERNMENT BOND'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended June 30)

             European Government Bond        J.P. Morgan Index
6/92*                  8.94%                       8.50%
6/93                   3.57%                       1.51%
6/94                   7.71%                       9.29%
6/95                  18.63%                      20.63%
6/96                   4.78%                       5.71%
6/97                   0.37%                       0.18%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 20 for a description of the index.

* Return from 1/31/92 to 6/30/92.


6    Management Q & A                               American Century Investments


                                 MANAGEMENT Q&A

How did the fund's composition change during the six-month period?

We focused on taking advantage of the yield convergence trend among European bond markets. Toward this end, we underweighted the "core" European countries of Germany, Belgium and the Netherlands, and we overweighted the "high-yield" countries of Italy and Spain (see the chart below and on page 8). Italy and Spain proved to be among the best-performing bond markets in Europe during the period.

The fund also has higher weightings in France and the U.K. Why?

We expanded the fund's U.K. holdings in March and April because the bond market there had already discounted the possibility of strong economic growth. This shift paid off--the U.K. produced the best bond returns in Europe during the second quarter.

In France, the newly elected government has promised faster job growth and a stronger economy. We believe that their efforts to revitalize economic growth will be favorable for the French bond market in the near term, so we recently brought the fund's French holdings back to a neutral position compared with its benchmark index (see the accompanying chart).

Did you make any adjustments to the fund's average maturity and duration?

Yes. We lengthened the fund's average maturity and duration slightly to take advantage of declining interest rates. However, we were selective in this strategy, extending primarily in the U.K. and the high-yield countries. We maintained a somewhat shorter average maturity and duration in the core European countries.

You mentioned that the fund didn't hedge against the U.S. dollar. Did you do any other currency hedging?

We made some currency plays within Europe. We hedged the Spanish peseta against the currencies of the core European countries, particularly Belgium and the Netherlands. We expected the Spanish currency to strengthen relative to core Europe as Spain's admittance to European economic and monetary union (EMU) became more likely.

In July, fund shareholders approved changes to broaden the scope of the fund's investments. Please describe these changes and the reasons behind them.

We believe that Europe's shift toward EMU and a single currency will make it harder for the fund to provide

[bar chart - data below]

BOND HOLDINGS BY COUNTRY (as of 6/30/97)

               European Government Bond        J.P. Morgan ECU-Weighted Index

Germany                   31%                                32%
France                    23%                                21%
Netherlands               8%                                 10%
U.K.                      17%                                13%
Italy                     11%                                8%
Spain                     6%                                 4%
Belgium                   1%                                 9%
Other                     3%                                 3%


Semiannual Report                                          Management Q & A    7


                                 MANAGEMENT Q&A

sufficient diversification under its current investment parameters. Instead of a diversified portfolio of bonds from many different countries and denominated in many different currencies, the fund's portfolio under EMU would likely be concentrated in bonds from a single political entity, denominated in a single currency.

The fund's new investment objective is intended to prevent this type of concentration. The fund will be able to invest in bonds from around the globe, excluding the U.S. In practice, this will primarily mean Japan, Canada and Australia, as well as a continued presence in Europe.

In addition, the fund will no longer be restricted to government bonds. The fund will be able to invest as much as 35% of its assets in bonds issued by foreign corporations. However, these corporate debt securities must be rated at least AA, a requirement intended to maintain the fund's high level of credit quality.

When will these changes take effect?

The changes were approved by shareholders on July 30, and they will be effective October 1. At that time, the fund's name will change to Benham International Bond Fund, and we will gradually begin making changes to the fund's portfolio.

What are your plans for the fund until then?

We expect to see stronger economic growth throughout most of Europe during the second half of the year, so we're likely to see stable-to-rising interest rates going forward. As a result, we may look to shorten the fund's average maturity and duration in the coming months.

We'll probably maintain the fund's current country weightings, with a continued emphasis on Spain, Italy and the U.K. However, we'll be keeping an eye on progress toward EMU; any increase in pessimism regarding EMU could lead us to expand our holdings of the core European countries.

[bar chart - data below]

BOND HOLDINGS BY COUNTRY (as of 12/31/96)

               European Government Bond        J.P. Morgan ECU-Weighted Index

Germany                   39%                                33%
France                    14%                                21%
Netherlands               10%                                10%
U.K.                      11%                                12%
Italy                     8%                                 8%
Spain                     8%                                 4%
Belgium                   5%                                 9%
Other                     5%                                 3%


8    Management Q & A                               American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
-----------------------------------------------------------------------------

GOVERNMENT BONDS
BELGIUM--1.4%
BEF   92,000,000  Kingdom of Belgium, 7.00%,
                    5/15/06                                   $  2,791,922
                                                              ------------
FRANCE--18.9%
FRF   24,000,000  France O.A.T., 6.50%,
                    10/25/06                                     4,371,581
     91,350,000   Government of France,
                    5.75%, 3/12/01                              16,336,231
     43,500,000   Government of France,
                    7.50%, 4/25/05                               8,431,245
     18,000,000   Government of France,
                    6.00%, 10/25/25                              2,854,493
     36,200,000   Societe Nationale des
                    Chemins des Fers, 8.60%,
                    3/9/04                                       7,313,853
                                                              ------------
                                                                39,307,403
                                                              ------------
GERMANY--31.0%
DEM   9,000,000   FNMA Global Bond, 6.00%,
                    8/23/00                                      5,439,220
     28,700,000   German Federal Republic,
                    6.00%, 1/4/07                               16,793,779
     22,400,000   German Unity Fund, 8.75%,
                    8/20/01                                     14,892,660
      5,000,000   Inter American Development
                    Bank, 7.50%, 12/16/02                        3,203,842
      7,600,000   Kredit Fuer Wiederaufbau
                    International Finance,
                    6.75%, 6/20/05                               4,669,381
      7,100,000   Suedwestdeutsche
                    Landesbank, 6.25%,
                    10/21/03                                     4,286,870
     13,000,000   Tennessee Valley Authority
                    Global Bond, 6.375%,
                    9/18/06                                      7,756,028
     11,610,000   Treuhandanstalt, 7.125%,
                    1/29/03                                      7,352,778
                                                              ------------
                                                                64,394,558
                                                              ------------
ITALY--9.2%
ITL5,200,000,000  European Investment Bank,
                    10.875%, 12/14/05                            3,827,152
  7,000,000,000   Inter American Development
                    Bank, 7.70%, 2/3/04                          4,348,210

Principal Amount                                                        Value
-----------------------------------------------------------------------------

ITL1,730,000,000  Republic of Italy, 8.25%,
                    7/1/01                                    $  1,088,482
 15,300,000,000   Republic of Italy, 8.50%,
                    8/1/04                                       9,857,978
                                                              ------------
                                                                19,121,822
                                                              ------------
NETHERLANDS--3.4%
NLG   12,100,000  Government of the
                    Netherlands, 8.50%,
                    3/15/01                                      7,026,999
                                                              ------------
SPAIN--5.5%
ESP 620,000,000   European Investment Bank,
                    10.125%, 10/20/00                            4,787,832
    145,000,000   Government of Spain,
                    10.50%, 10/30/03                             1,219,070
    760,000,000   Kredit Fuer Wiederaufbau
                    International Finance,
                    7.375%, 8/1/00                               5,443,668
                                                              ------------
                                                                11,450,570
                                                              ------------
UNITED KINGDOM--16.8%
GBP   4,860,000   Republic of Austria, 9.00%,
                    7/22/04                                      8,785,165
      5,250,000   United Kingdom Treasury,
                    6.75%, 11/26/04                              8,572,045
      4,445,000   United Kingdom Treasury,
                    7.75%, 9/8/06                                7,701,587
      5,010,000   United Kingdom Treasury,
                    8.75%, 8/25/17                               9,725,528
                                                              ------------
                                                                34,784,325
                                                              ------------
TOTAL GOVERNMENT BONDS--86.2%                                  178,877,599
                                                              ------------
   (Cost $193,729,817)

CORPORATE BONDS
FRANCE--3.5%
FRF  41,000,000   CETELEM EOS, 6.30%,
                    11/24/99                                     7,346,033
                                                              ------------
ITALY--2.2%
ITL7,000,000,000  DSL Finance, 8.375%,
                    3/30/04                                      4,478,038
                                                              ------------
NETHERLANDS--4.7%
NLG  17,000,000   Bank Nederland Gemeenten,
                    7.625%, 12/16/02                             9,760,061
                                                              ------------
TOTAL CORPORATE BONDS--10.4%                                    21,584,132
                                                              ------------
   (Cost $12,512,338)

See Notes to Financial Statements


Semiannual Report                                   Schedule of Investments    9


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
-----------------------------------------------------------------------------

COMMERCIAL PAPER
UNITED STATES--3.4%
   $7,120,000 par value FHLB Discount Note,
      5.30%, 7/1/97                                        $     7,120,000
                                                              ------------
   (Cost $7,120,000)
TOTAL INVESTMENT SECURITIES--100.0%                        $   207,581,731
                                                              ============
   (Cost $213,362,155)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts    Settlement                 Unrealized
      to Sell        Date         Value      Gain (Loss)
      -------        ----         -----      -----------
  50,118,840    BEL  10/29/97  $  1,404,522  $    24,361
  49,793,206    DEM  10/29/97    28,801,945      495,295
   1,938,100    DKK  10/29/97       293,968        5,718
 285,698,868    ESP  10/29/97     1,942,140       23,326
 33,135,522     FRF  10/29/97     5,683,744      102,258
  10,305,292    GBP  10/29/97    17,099,593     (335,467)
19,106,123,052  ITL  10/29/97    11,207,208       56,590
  26,693,707    NLG  10/29/97    13,715,576      360,374
                                -----------  -----------
                                $80,148,696  $   732,455
                                ===========  ===========
(Value on Settlement Date $80,881,151)


     Contracts    Settlement                 Unrealized
      to Buy         Date         Value      Gain (Loss)
      ------         ----         -----      -----------
621,348,399    BEF  10/29/97  $17,412,559   $  (288,091)
  55,414,924   DEM  10/29/97   32,053,723      (636,006)
  40,222,139   DKK  10/29/97    6,100,827      (151,474)
494,535,786    ESP  10/29/97    3,361,784       (69,587)
 11,335,566    FRF  10/29/97    1,944,392       (30,013)
  4,983,584    GBP  10/29/97    8,269,271       147,827
7,607,568,549  ITL  10/29/97    4,462,422         9,726
 26,519,338    NLG  10/29/97   13,625,983      (238,093)
                               -----------   -----------
                              $87,230,961   $(1,255,711)
                               ===========   ===========
(Value on Settlement  Date  $88,486,672)

Notes to Schedule of Investments
BEF = Belgian Franc
DEM = German Mark
DKK = Danish Krone
ESP = Spanish Peseta
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
FRF = French Franc
GBP = British Pound
ITL = Italian Lira
NLG = Netherlands Guilder



10   Schedule of Investments                        American Century Investments

                      STATEMENT OF ASSETS AND LIABILITIES


JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $213,362,155) (Note 3) ..............          $207,581,731
Foreign currency holdings, at value (identified cost of $1,164,414) .....................             1,174,784
Receivable for investments sold .........................................................               521,701
Receivable for forward foreign currency exchange contracts ..............................             1,225,475
Receivable for capital shares sold ......................................................               293,730
Interest receivable .....................................................................             6,630,413
Prepaid expenses and other assets .......................................................                26,183
                                                                                                    -----------
                                                                                                    217,454,017
                                                                                                    -----------

LIABILITIES
Disbursements in excess of demand deposit cash ..........................................               914,875
Payable for investments purchased .......................................................               265,013
Payable for forward foreign currency exchange contracts .................................             1,748,731
Payable for capital shares redeemed .....................................................               851,059
Payable to affiliates (Note 2) ..........................................................               128,969
Accrued expenses and other liabilities ..................................................                 4,078
                                                                                                    -----------
                                                                                                      3,912,725
                                                                                                    -----------
Net Assets Applicable to Outstanding Shares .............................................          $213,541,292
                                                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number of shares authorized) .....................................            19,497,985
                                                                                                   ============
Net Asset Value Per Share ...............................................................                $10.95
                                                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in .........................................................................          $221,276,643
Undistributed net investment income .....................................................             5,135,859
Accumulated net realized loss from investments
  and foreign currency transactions .....................................................            (6,670,633)
Net unrealized depreciation on investments and translation
     of assets and liabilities in foreign currencies (Note 3) ...........................            (6,200,577)
                                                                                                     ----------
                                                                                                   $213,541,292
                                                                                                   ============

See Notes to Financial Statements


Semiannual Report                       Statement of Assets and Liabilities   11


                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest (net of foreign taxes withheld of $45,437) .............. $  6,541,139
                                                                   ------------

Expenses (Note 2):
Investment advisory fees .........................................      502,477
Transfer agency fees .............................................      116,421
Administrative fees ..............................................      104,378
Printing and postage .............................................       45,999
Custodian fees ...................................................       39,545
Trustees' fees and expenses ......................................       30,420
Auditing and legal fees ..........................................       29,017
Registration and filing fees .....................................       19,363
Other operating expenses .........................................       11,781
                                                                   ------------
  Total expenses .................................................      899,401
Amount recouped (Note 2) .........................................       22,385
                                                                   ------------
  Net expenses ...................................................      921,786
                                                                   ------------
Net investment income ............................................    5,619,353
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ......................................................    3,598,721
Foreign currency transactions ....................................  (12,629,049)
                                                                   ------------
                                                                     (9,030,328)
                                                                   ------------
Change in net unrealized depreciation on:
Investments ......................................................   (2,007,357)
Translation of assets and liabilities in foreign currencies ......  (12,330,598)
                                                                   ------------
                                                                    (14,337,955)
                                                                   ------------

Net realized and unrealized loss on
investments and foreign currency .................................  (23,368,283)
                                                                   ------------

Net Decrease in Net Assets
Resulting from Operations ........................................ $(17,748,930)
                                                                   ============

See Notes to Financial Statements


12   Statement of Operations                        American Century Investments


                      STATEMENTS OF CHANGES IN NET ASSETS

SIXMONTHS ENDED JUNE30, 1997 (UNAUDITED)
AND YEAR ENDEDDECEMBER 31, 1996

Increase (Decrease) in Net Assets                                                        1997           1996
OPERATIONS
Net investment income ..........................................................   $    5,619,353  $ 13,573,654
Net realized gain (loss) on investments and foreign currency transactions ......       (9,030,328)    7,792,321
Change in net unrealized depreciation on investments
  and translation of assets and liabilities in foreign currencies ..............      (14,337,955)   (7,068,835)
                                                                                      -----------    ----------
Net increase (decrease) in net assets resulting from operations ................      (17,748,930)   14,297,140
                                                                                      -----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................................            --      (14,902,694)
In excess of net investment income .............................................            --         (469,390)
From net realized gains on investment transactions .............................            --       (3,159,533)
                                                                                      -----------    ----------
Decrease in net assets from distributions ......................................            --      (18,531,617)
                                                                                      -----------    ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................................................       52,151,154   127,499,231
Proceeds from reinvestment of distributions ....................................            --       16,233,620
Payments for shares redeemed ...................................................      (73,316,658) (139,289,703)
                                                                                      -----------    ----------
Net increase (decrease) in net assets from capital share transactions ..........      (21,165,504)    4,443,148
                                                                                      -----------    ----------
Net increase (decrease) in net assets ..........................................      (38,914,434)      208,671

NET ASSETS
Beginning of period ............................................................      252,455,726   252,247,055
                                                                                      -----------    ----------
End of period ..................................................................     $213,541,292   252,455,726
                                                                                     ============   ===========
Undistributed (distributions in excess of) net investment income ...............       $5,135,859     $(167,924)
                                                                                     ============   ===========

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................................................        4,735,891    10,867,890
Issued in reinvestment of dividends ............................................              --      1,406,608
Redeemed .......................................................................       (6,653,698)  (11,964,150)
                                                                                       ----------   -----------
Net increase (decrease) ........................................................       (1,917,807)      310,348
                                                                                     ============   ===========

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   13


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies Organization--American Century International Bond Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. American Century-Benham European Government Bond Fund (the Fund) is the sole fund issued by the Trust. The Fund's investment objective is to seek over the long-term as high a level of total return as is consistent with investment in the highest-quality European government debt securities. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Forward Foreign Currency Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

Income Tax Status--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.


14   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, BMC, the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Fund with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly based on the Fund's average daily closing net assets during the previous month. The annual investment advisory fee is as follows:

          0.45% of the first $200 million
          0.40% of the next $300 million
          0.35% of the next $1 billion
          0.34% of the next $1 billion
          0.33% of the next $1 billion
          0.32% of the next $1 billion
          0.31% of the next $1 billion
          0.30% of the next $1 billion
          0.29% of the net assets over $6.5 billion

BMC has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the Fund. The subadvisor makes investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of BMC and the Board of Trustees. BMC pays all costs associated with retaining JPMIM as the subadvisor of the Fund.

The Trust has entered into an Administrative Services and Transfer Agency Agreement with ACSC. The agreement was formerly with Benham Financial Services, Inc. Under the Agreement, ACSC provides administrative service and transfer agency functions necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts, and average daily closing net assets of all funds advised by BMC.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits and extraordinary expenses) to 0.90% of the Fund's average daily closing net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time.

The payable to affiliates as of June 30, 1997, based on the above agreements was as follows:

Investment Advisor ........................ $  73,905
Administrative Services and
   Transfer Agent .........................    55,064
                                             --------
                                             $128,969
                                             ========

On July 30, 1997, the shareholders of the Fund approved a new management agreement with ACIM (an affiliate of BMC) which replaces the existing contracts between the Fund and BMC and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Fund in exchange for one "unified" fee. Based on assets at June 30, 1997, the annual expense ratio of the Fund, under the new agreement, would have been approximately 0.84%.

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Fund's shares.


Semiannual Report                             Notes to Financial Statements   15


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
3. Investment Transactions

Purchases of securities (excluding short-term investments) for the six months ended June 30, 1997, totaled $141,844,482. Sales of securities (excluding short-term investments) totaled $161,433,955. On June 30, 1997, accumulated net unrealized depreciation on investments, based on the aggregate cost of investments for federal income tax purposes, of $213,362,155 was $5,780,442, consisting of unrealized appreciation of $2,549,437 and unrealized depreciation of $8,329,879.


16   Notes to Financial Statements                  American Century Investments


                              FINANCIAL HIGHLIGHTS

       For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                      1997(1)       1996         1995         1994         1993         1992(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ................. $11.79       $11.95       $10.36       $10.82       $10.01       $10.00
                                      ------       ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income .............   0.27         0.69         0.61         0.78         0.69         0.79
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ........  (1.11)        0.03         1.88        (0.63)        0.49         0.38
                                       -----         ----         ----        -----         ----         ----
  Total From
  Investment Operations .............  (0.84)        0.72         2.49         0.15         1.18         1.17
                                       -----         ----         ----         ----         ----         ----
Distributions
  From Net Investment Income ........  --           (0.71)       (0.90)       (0.60)       (0.37)       (0.66)
  In Excess of Net Investment
    Income ..........................  --           (0.02)       --           --           --            --
  From Net Realized Gains
  on Investment Transactions ........  --           (0.15)       --           (0.01)       --           (0.50)
                                       -----         ----         ----         ----         ----         ----
  Total Distributions ...............  --           (0.88)       (0.90)       (0.61)       (0.37)       (1.16)
                                       -----         ----         ----         ----         ----         ----
Net Asset Value, End of Period ...... $10.95       $11.79       $11.95       $10.36       $10.82       $10.01
                                      ======       ======       ======       ======       ======       ======
  Total Return(3) ...................  (7.12)%       6.38%       24.40%        1.52%       11.79%        7.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............0.82%(4)        0.83%        0.82%        0.86%        0.85%     0.51%(4)
Ratio of Net Investment Income
to Average Net Assets ...............4.99%(4)        5.48%        6.14%        6.09%        6.27%     7.59%(4)
Portfolio Turnover Rate .............     67%         242%         167%         166%         310%         252%
Net Assets, End
of Period (in thousands) ............$213,541     $252,456     $252,247     $194,301     $355,615     $337,043

(1)  Six months ended June 30, 1997 (unaudited).

(2)  January 7, 1992 (inception) to December 31, 1992.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   17


                              PROXY VOTING RESULTS

An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

A summary of voting results is listed below each proposal.

Proposal 1:

To vote on the selection by the Board of Directors of Coopers & Lybrand LLP as independent auditors for the Trust.

For:                   10,780,215
Withheld:                 157,304
Abstain:                  105,318


Proposal 2:

To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

For:                    9,136,014
Against:                  496,587
Abstain:                  161,684
Broker Non-Vote:        1,248,552


Proposal 3:

To vote on the adoption of standardized investment limitations for the following items:

o  Amend the fundamental investment limitation concerning borrowing.

For:                    8,859,965
Against:                  696,250
Abstain:                  238,070
Broker Non-Vote:        1,248,552

o  Amend the fundamental investment limitation concerning lending.

For:                    8,884,136
Against:                  665,190
Abstain:                  244,959
Broker Non-Vote:        1,248,552

o  Amend the fundamental investment limitation concerning commodities.

For:                    8,780,448
Against:                  766,934
Abstain:                  246,903
Broker Non-Vote:        1,248,552

o Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

For:                    8,799,760
Against:                  778,991
Abstain:                  215,534
Broker Non-Vote:        1,248,552


Proposal 4:

To vote on the approval of a Subadvisory Agreement with J.P. Morgan Investment Management, Inc.

For:                    9,205,312
Against:                  430,525
Abstain:                  158,448
Broker Non-Vote:        1,248,552


Proposal 5:

To vote on the approval of an amendment to the Fund`s fundamental investment objective:

For:                    8,925,830
Against:                  677,107
Abstain:                  191,348
Broker Non-Vote:        1,248,552


18   Proxy Voting Results                           American Century Investments


                         RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report                            Retirement Account Information   19


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The Benham Group offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

European  Government  Bond is a  variable-price  bond fund that  invests  in the
highest-quality   European  government  debt  securities.   The  fund  typically
maintains a weighted average maturity of 2-10 years.

The fund normally remains fully invested in European bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

The fund is not intended to serve as a complete investment program by itself.

Comparative Indices

The index listed below is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

The J.P. Morgan ECU-Weighted European Index consists of government bonds from nine European countries, weighted by European currency units (ECUs).

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper category for European Government Bond is:

International Income Funds--funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

The Fund's Subadvisor

J.P. Morgan Investment Management, Inc. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with approximately $234 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Inc.

PORTFOLIO MANAGEMENT TEAM

Portfolio Managers      Dominic Pegler (J.P. Morgan)
                        Dave Schroeder


20   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 17.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Investment Terms

o Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

o  Coupon--the stated interest rate of a security.

Foreign Currency Terms

o Currency Fluctuations--the movement of European currency values in relation to the U.S. dollar. Currency exchange rates come into play when European bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing European interest rates and bond prices. When the dollar's value declines compared to European currencies, U.S. investors receive higher European bond returns (European currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (European currencies buy fewer dollars).

o Currency Hedging--a strategy used to offset fluctuations in the value of a currency. For example, if the fund managers expect the dollar to strengthen against European currencies, they might choose to invest (or hedge) a portion of the fund's securities in U.S. dollars to offset the expected currency losses.



Semiannual Report                                                  Glossary   21

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

American Century International Bond Funds

Investment Manager
Benham Management Corporation

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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